UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2007

First Financial Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076

State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401

(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

          As previously reported, on November 26, 2007, the audit committee of the Board of Directors of First Financial Holdings, Inc. notified KPMG LLP of its decision not to renew the engagement of KPMG LLP, and dismissed KPMG LLP as First Financial Holdings, Inc.'s principal accountants effective upon the completion of the audits of the Company's financial statements as of and for the fiscal year ended September 30, 2007 and the effectiveness of internal control over financial reporting as of September 30, 2007 and the issuance of its reports thereon. KPMG completed its audits and issued its reports thereon on December 14, 2007. The decision to change accountants was approved by the audit committee of the Board of Directors, which subsequently advised the Board of Directors of its decision.

          During the two fiscal years ended September 30, 2007, and the subsequent interim period through December 14, 2007, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

          The audit reports of KPMG LLP on the consolidated financial statements of First Financial Holdings, Inc. as of and for the years ended September 30, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG's report on the consolidated financial statements of First Financial Holdings, Inc. and subsidiaries as of and for the years ended September 30, 2007 and 2006, contained a separate paragraph stating "As discussed in Note 1 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No.123R, Share-Based Payment, effective October 1, 2005, Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140, effective October 1, 2006, and Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R), effective September 30, 2007."

KPMG's report on the consolidated financial statements of First Financial Holdings, Inc. and subsidiaries as of and for the years ended September 30, 2006 and 2005, contained a separate paragraph stating "As discussed in Note 1 to the consolidated financial statements, the Company adopted, effective October 1, 2005, the provisions of Statement of Financial Accounting Standard No.123R, Share-Based Payment."

          The audit reports of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of September 30, 2006 and the effectiveness of internal control over financial reporting as of September 30, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

          KPMG LLP furnished a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree. This letter is attached as an exhibit to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

Date: December 20, 2007	By:	/s/ R. Wayne Hall

R. Wayne Hall
Executive Vice President and
Chief Financial Officer